UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 17, 2020

Social Capital Hedosophia Holdings Corp. II

(Exact name of registrant as specified in its charter)

Cayman Islands (State or other jurisdiction of incorporation)	001-39253 (Commission File Number)	98-1515020 (I.R.S. Employer Identification No.)

317 University Ave, Suite 200 Palo Alto, California (Address of principal executive offices)	94301 (Zip Code)

(650) 521-9007
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one Class A ordinary share,

$0.0001 par value, and one-third of one Warrant to

purchase one Class A ordinary share

Class A ordinary shares, $0.0001 par value per share

Warrants to purchase Class A ordinary shares

	IPOB.U IPOB IPOB.WS	New York Stock Exchange New York Stock Exchange New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Opendoor Technologies Inc. 2020 Incentive Award Plan

On December 17, 2020, in connection with the Extraordinary General Meeting held on December 17, 2020, shareholders of Social Capital Hedosophia Holdings Corp. II (“SCH”) approved by ordinary resolution and adopted the Opendoor Technologies Inc. 2020 Incentive Award Plan (the “2020 Plan”), which makes available a number of shares equal to the sum of (i) 43,508,048 shares, which is 8% of the total number of issued and outstanding shares of common stock of Opendoor Technologies Inc. (“Opendoor Technologies”) as of immediately after the consummation of the Merger (as defined below) (the “Closing”), and (ii) an annual increase on the first day of each calendar year beginning January 1, 2022 and ending on and including January 1, 2030 equal to the lesser of (A) a number equal to the excess (if any) of (1) 5% of the aggregate number of shares of Opendoor Technologies common stock outstanding on the final day of the immediately preceding calendar year over (2) the number of shares of Opendoor Technologies common stock then reserved for issuance under the 2020 Plan as of such date and (B) such smaller number of shares of Opendoor Technologies common stock as is determined by Opendoor Technologies’ board of directors. The maximum number of shares of Opendoor Technologies common stock that may be issued pursuant to the exercise of incentive stock options granted under the 2020 Plan is 43,508,048 shares (8% of the total number of issued and outstanding shares of Opendoor Technologies common stock as of immediately after the Closing). A summary of the 2020 Plan is included in our definitive Proxy Statement (the “Definitive Proxy”) for the Extraordinary General Meeting filed with the Securities and Exchange Commission (the “Commission”) on November 30, 2020 and is incorporated by reference, which summary is qualified in all respects by the full text of the 2020 Plan, included as Annex F to the Definitive Proxy.

Opendoor Technologies Inc. 2020 Employee Stock Purchase Plan

On December 17, 2020, in connection with the Extraordinary General Meeting held on December 17, 2020, shareholders of SCH approved by ordinary resolution and adopted the Opendoor Technologies Inc. 2020 Employee Stock Purchase Plan (the “ESPP”), which makes available for sale a number of shares equal to the sum of (i) 5,438,506 shares (1% of the total number of issued and outstanding shares of common stock of Opendoor Technologies as of immediately after the Closing) and (ii) an annual increase on the first day of each year beginning in 2022 and ending in 2030, equal to the lesser of (A) 1% of the shares of common stock outstanding on the last day of the immediately preceding fiscal year and (B) such number of shares of common stock as determined by Opendoor Technologies’ board of directors; provided, however, no more than 54,385,060 shares (10% of the total number of issued and outstanding shares of Opendoor Technologies common stock as of immediately after the Closing) may be issued under the ESPP. A summary of the ESPP is included in our Definitive Proxy for the Extraordinary General Meeting filed with the Commission on November 30, 2020 and is incorporated by reference, which summary is qualified in all respects by the full text of the 2020 Plan, included as Annex G to the Definitive Proxy.

Item 5.07 Submission of Matters to a Vote of Security Holders

At the Extraordinary General Meeting, 33,480,949 holders of SCH’s ordinary shares, which represented 64.70% of the ordinary shares outstanding and entitled to vote as of the record date of November 5, 2020, were represented in person or by proxy. The final voting results for each matter submitted to a vote of the SCH shareholders at the Extraordinary General Meeting are set forth below:

Approval of the BCA Proposal

The shareholders approved by ordinary resolution adoption of the Agreement and Plan of Merger, dated as of September 15, 2020 (the “Merger Agreement”), by and among SCH, Hestia Merger Sub Inc. (“Merger Sub”) and Opendoor Labs Inc. (“Opendoor”), a copy of which is attached to the Definitive Proxy as Annex A. The Merger Agreement provides for, among other things, the merger of Merger Sub with and into Opendoor (the “Merger”), with Opendoor surviving the Merger as a wholly owned subsidiary of Opendoor Technologies, in accordance with the terms and subject to the conditions of the Merger Agreement (the “BCA Proposal”). The results of the shareholders vote with respect to the BCA Proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
33,462,028	5,532	13,389	N/A

2

Approval of the Domestication Proposal

The shareholders approved by special resolution the change of SCH’s jurisdiction of incorporation by deregistering as an exempted company in the Cayman Islands and continuing and domesticating as a corporation incorporated under the laws of the State of Delaware (the “Domestication” and, together with the Merger, the “Business Combination”) (the “Domestication Proposal”). The results of the shareholders vote with respect to the Domestication Proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
33,451,747	8,017	21,185	N/A

Organizational Documents Proposals

The shareholders approved by special resolution the following material differences between SCH’s Amended and Restated Memorandum and Articles of Association (the “Cayman Constitutional Documents”) and the proposed new certificate of incorporation (“Proposed Certificate of Incorporation”) and the proposed new bylaws (“Proposed Bylaws”) of Social Capital Hedosophia Holdings Corp. II (a corporation incorporated in the State of Delaware, and the filing with and acceptance by the Secretary of State of Delaware of the certificate of domestication in accordance with Section 388 of the Delaware General Corporation Law (the “DGCL”)), which will be renamed “Opendoor Technologies Inc.” in connection with the Business Combination:

Approval of Organizational Documents Proposal A

The shareholders approved the change in the authorized capital stock of SCH from 500,000,000 Class A ordinary shares, par value $0.0001 per share, 50,000,000 Class B ordinary shares, par value $0.0001 per share, and 5,000,000 preferred shares, par value $0.0001 per share, to 3,000,000,000 shares of common stock, par value $0.0001 per share, of Opendoor Technologies (the “Opendoor Technologies common stock”) and 100,000,000 shares of preferred stock, par value $0.0001 per share, of Opendoor Technologies (the “Opendoor Technologies preferred stock”) (“Organizational Documents Proposal A”). The results of the shareholders vote with respect to Organizational Documents Proposal A were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
33,315,420	100,570	64,959	N/A

Approval of Organizational Documents Proposal B

The shareholders approved that the board of directors of SCH be authorized to use any or all shares of Opendoor Technologies preferred stock in one or more series, with such terms and conditions as may be expressly determined by the board of directors of SCH and as may be permitted by the DGCL (“Organizational Documents Proposal B”). The results of the shareholders vote with respect to Organizational Documents Proposal B were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
32,803,370	629,967	47,612	N/A

Approval of Organizational Documents Proposal C

The shareholders approved that Opendoor Technologies’ board of directors be divided into three classes with only one class of directors being elected in each year and each class serving a three-year term (“Organizational Documents Proposal C”). The results of the shareholders vote with respect to Organizational Documents Proposal C were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
31,322,962	2,118,112	39,875	N/A

3

Approval of Organizational Documents Proposal D

The shareholders approved all other changes in connection with the replacement of Cayman Constitutional Documents with the Proposed Certificate of Incorporation and Proposed Bylaws as part of the Domestication, including (i) changing the corporate name from “Social Capital Hedosophia Holdings Corp. II” to “Opendoor Technologies Inc.,” (ii) making Opendoor Technologies’ corporate existence perpetual, (iii) adopting Delaware as the exclusive forum for certain stockholder litigation, (iv) electing not to be governed by Section 203 of the DGCL and, instead, be governed by a provision substantially similar to Section 203 of the DGCL and (v) removing certain provisions related to SCH’s status as a blank check company that will no longer be applicable upon consummation of the Business Combination (“Organizational Documents Proposal D”). The results of the shareholders vote with respect to Organizational Documents Proposal D were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
33,432,800	9,847	38,302	N/A

Approval of the Director Election Proposal

The shareholders approved by ordinary resolution, the election of Adam Bain, Eric Wu, Cipora Herman, Pueo Keffer, Glenn Solomon, Jason Kilar and Jonathan Jaffe, who, upon consummation of the Business Combination, will be the directors of Opendoor Technologies (the “Director Election Proposal”).

The results of the shareholders vote with respect to the election of Adam Bain were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
10,350,000	0	0	N/A

The results of the shareholders vote with respect to the election of Eric Wu were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
10,350,000	0	0	N/A

The results of the shareholders vote with respect to the election of Cipora Herman were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
10,350,000	0	0	N/A

The results of the shareholders vote with respect to the election of Pueo Keffer were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
10,350,000	0	0	N/A

The results of the shareholders vote with respect to the election of Glenn Solomon were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
10,350,000	0	0	N/A

The results of the shareholders vote with respect to the election of Jason Kilar were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
10,350,000	0	0	N/A

The results of the shareholders vote with respect to the election of Jonathan Jaffe were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
10,350,000	0	0	N/A

4

Approval of the Stock Issuance Proposal

The shareholders approved by ordinary resolution, for the purposes of complying with the applicable provisions of Section 312.03 of the New York Stock Exchange’s Listed Company Manual, the issuance of shares of Opendoor Technologies common stock to the Opendoor Stockholders pursuant to the Merger Agreement, and to the PIPE Investors,  including the Sponsor Related PIPE Investors, pursuant to the PIPE Investment, in each case as further described in the Definitive Proxy (the “Stock Issuance Proposal”). The results of the shareholders vote with respect to the Stock Issuance Proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
33,450,374	11,473	19,102	N/A

Approval of the Incentive Award Plan Proposal

The shareholders approved by ordinary resolution, the Opendoor Technologies Inc. 2020 Incentive Award Plan (the “Incentive Award Plan Proposal”). The results of the shareholders vote with respect to the Incentive Award Plan Proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
32,724,293	679,601	77,055	N/A

Approval of the ESPP Proposal

The shareholders approved by ordinary resolution, the Opendoor Technologies Inc. 2020 Employee Stock Purchase Plan (the “ESPP Proposal”). The results of the shareholders vote with respect to the ESPP Proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
33,378,227	57,158	45,564	N/A

Approval of the Adjournment Proposal

The shareholders approved the adjournment of the extraordinary general meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for the approval of one or more proposals at the extraordinary general meeting (the “Adjournment Proposal”). The results of the shareholders vote with respect to the Adjournment Proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
32,823,441	614,247	43,261	N/A

Though not guaranteed, SCH expects to close the Business Combination on December 18, 2020, subject to customary closing conditions, and for the Opendoor Technologies common stock and warrants to begin publicly trading on The Nasdaq Global Select Market under the new symbols “OPEN” and “OPENW”, respectively, on December 21, 2020.

5

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Social Capital Hedosophia Holdings Corp. II

By:	/s/ Chamath Palihapitiya
Name:	Chamath Palihapitiya
Title:	Chief Executive Officer

Date: December 17, 2020